Exhibit 24

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on 30th day of June, 1997.



                               /s/ Audrey Freedman
                               ---------------------
                              Audrey Freedman

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 30th day of June, 1997.



                               /s/  Dudley J.  Godfrey, Jr.
                               ----------------------------
                              Dudley J. Godfrey, Jr.

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 13th day of May, 1997.



                               /s/ Marvin B. Goodman
                              ---------------------------
                              Marvin B. Goodman

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 15th day of May, 1997.



                               /s/ J. Ira Harris
                              --------------------------
                              J. Ira Harris

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 21st day of May, 1997.



                               /s/ Terry Hueneke
                               -----------------------
                              Terry Hueneke

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 14th day of May, 1997.



                               /s/ Newton N. Minow
                              -------------------------
                              Newton N. Minow

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 30th day of June, 1997.



                               /s/ Gilbert Palay
                              -------------------------
                              Gilbert Palay

                  DIRECTOR'S POWER OF ATTORNEY


           The  undersigned director of  Manpower  Inc.
(the   "Company")  hereby  constitutes   and   appoints
Mitchell  S.  Fromstein, Jon  F.  Chait  and  Mike  Van
Handel,  and each of them, the undersigned's  true  and
lawful  attorney-in-fact and agent, with full power  of
substitution  and resubstitution, for  the  undersigned
and  in the undersigned's name, place and stead, in any
and all capacities, to sign for the undersigned and  in
the undersigned's name in the capacity as a director of
the Company the Registration Statement on Form S-8,  to
which  this  Power of Attorney is filed as an  exhibit,
including any amendments thereto, and to file the same,
with  all  exhibits  thereto, and  other  documents  in
connection therewith, with the Securities and  Exchange
Commission and any other regulatory authority, granting
unto  said  attorney-in-fact and agent full  power  and
authority  to  do and perform each and  every  act  and
thing  requisite and necessary to be done in and  about
the  premises, as fully and to all intents and purposes
as  the undersigned might or could do in person, hereby
ratifying and confirming all that said attorney-in-fact
and   agent,  or  the  undersigned's  substitute,   may
lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, on this 30th day of June, 1997.



                               /s/ Dennis Stevenson
                              ------------------------
                              Dennis Stevenson